Exhibit 99.77Q3 CERT

Registrant Name: American Century Strategic Asset Allocations, Inc. File Number: 811-8532
Registrant CIK Number: 0000924211

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 72EE, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                    Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                    Attachment A
a.       Foreign Subcustodians:

Country                                                    Foreign Subcustodian

ARGENTINA                                                   JPMorgan Chase Bank
                                                                  Buenos Aires
------------------------ ------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                 Melbourne
------------------------------ ------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------------ ------------------------------------------------
BAHRAIN                                                National Bank of Bahrain
                                                                        Manama
------------------------------ ------------------------------------------------
BANGLADESH                                             Standard Chartered Bank
                                                                        Dhaka
------------------------ ------------------------------------------------------
BELGIUM                                                         J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                      Hamilton
------------------------ ------------------------------------------------------
BOTSWANA                                      Barclays Bank of Botswana Limited
                                                                      Gaborone
------------------------ ------------------------------------------------------
BRAZIL                                                          Citibank, N.A.
                                                                    Sao Paulo
------------------------ ----------------------------------------------------
BULGARIA                                                         ING Bank N.V.
                                                                      Sofia
------------------------ -----------------------------------------------------
CANADA                                                    Royal Bank of Canada
                                                                      Toronto
------------------------ -----------------------------------------------------
CHILE                                                           Citibank, N.A
                                                                     Santiago
------------------------ -----------------------------------------------------
CHINA - SHANGHAI                                                Citibank, N.A.
                                                                     New York
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                           JPMorgan Chase Bank
                                                                    Hong Kong
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ -----------------------------------------------------
CROATIA                                            Privredna banka Zagreb d.d.
                                                                       Zagreb
------------------------ -----------------------------------------------------
CYPRUS                                            The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ -----------------------------------------------------
CZECH REPUBLIC                             Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ -----------------------------------------------------
DENMARK                                               Nordea Bank Danmark A/S
                                                                  Copenhagen
------------------------ -----------------------------------------------------
ECUADOR                                                       Citibank, N.A.
                                                                      Quito
------------------------ -----------------------------------------------------
EGYPT                                                         Citibank, N.A.
                                                                      Cairo
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                     Tallinn
------------------------ ----------------------------------------------------
FINLAND                                                       J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
FRANCE                                                        J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
                                                              J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
GERMANY                                                       J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
GHANA                                         Barclays Bank of Ghana Limited
                                                                      Accra
------------------------ ---------------------------------------------------
GREECE                                                        J.P. Morgan AG
                                                                   Frankfurt
------------------------ ---------------------------------------------------
HONG KONG                                                JPMorgan Chase Bank
                                                                  Hong Kong
------------------------ ---------------------------------------------------
HUNGARY                                                        ING Bank Rt.
                                                                   Budapest
------------------------ ---------------------------------------------------
ICELAND                                                    Islandsbanki-FBA
                                                                  Reykjavik
------------------------ ---------------------------------------------------
INDIA                                     The Hongkong and Shanghai Banking
                                                        Corporation Limited
                                                                     Mumbai
------------------------ ---------------------------------------------------
                                                    Standard Chartered Bank
                                                                    Mumbai
------------------------ ----------------------------------------------------
INDONESIA                                  The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                     Jakarta
------------------------ ----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
ISRAEL                                              Bank Leumi le-Israel B.M.
                                                                    Tel Aviv
------------------------ ----------------------------------------------------
ITALY                                                         J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
IVORY COAST                                                 Societe Generale
                                                                       Paris
------------------------ ----------------------------------------------------
JAMAICA                                FirstCaribbean International Trust and
                                              Merchant Bank (Jamaica) Limited
                                                                     Kingston
------------------------ ----------------------------------------------------
JAPAN                                                     JPMorgan Chase Bank
                                                                       Tokyo
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                       Tokyo
------------------------ ----------------------------------------------------
JORDAN                                                          Arab Bank Plc
                                                                       Amman
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
                                                                      Almaty
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
                                                                      Nairobi
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
                                                                       Riga
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
                                                                     New York
------------------------ ----------------------------------------------------
LITHUANIA                                                 Vilniaus Bankas AB
                                                                     Vilnius
------------------------ ----------------------------------------------------
LUXEMBOURG                                                    J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
MALAYSIA                                           HSBC Bank Malaysia Berhad
                                                                Kuala Lumpur
------------------------ ----------------------------------------------------
MALTA                                                 HSBC Bank Malta p.l.c.
                                                                   Valletta
------------------------ ----------------------------------------------------
MAURITIUS                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                   Port Louis
------------------------ ----------------------------------------------------
MEXICO                                                 Banco J.P. Morgan, S.A.
                                                                  Mexico, D.F
------------------------ -----------------------------------------------------
                                                Banco Nacional de Mexico, S.A.
                                                                  Mexico, D.F
------------------------ -----------------------------------------------------
MOROCCO                                       Banque Commerciale du Maroc S.A.
                                                                   Casablanca
------------------------ -----------------------------------------------------
NAMIBIA                                       Standard Bank of Namibia Limited
                                                                      Windhoek
------------------------ -----------------------------------------------------
NETHERLANDS                                                     J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
                                                               J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
NEW ZEALAND                                       National Bank of New Zealand
                                                                    Wellington
------------------------ -----------------------------------------------------
*NIGERIA*                            The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------------------------------------------------------------
NORWAY                                                    Den norske Bank ASA
                                                                         Oslo
------------------------ -----------------------------------------------------
OMAN                                                            Oman Arab Bank
                                                                       Muscat
------------------------ -----------------------------------------------------
PAKISTAN                                                        Citibank, N.A.
                                                                      Karachi
------------------------ -----------------------------------------------------
                                                              Deutsche Bank AG
                                                                       Karachi
------------------------ -----------------------------------------------------
                                                       Standard Chartered Bank
                                                                       Karachi
------------------------ -----------------------------------------------------
PERU                                                 Banco de Credito del Peru
                                                                         Lima
------------------------ -----------------------------------------------------
PHILIPPINES                                 The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Manila
------------------------ -----------------------------------------------------
POLAND                                              Bank Rozwoju Eksportu S.A.
                                                                       Warsaw
------------------------ -----------------------------------------------------
PORTUGAL                                                        J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
ROMANIA                                                          ING Bank N.V.
                                                                    Bucharest
------------------------ -----------------------------------------------------
*RUSSIA*                                                   JPMorgan Chase Bank
                                                                      New York
                                    A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                      Account)
------------------------ -----------------------------------------------------
                                                           JPMorgan Chase Bank
                                                                      New York
                                    A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                      Account)
------------------------------------------------------------------------------
SINGAPORE                                  Oversea-Chinese Banking Corporation
                                                                     Singapore
------------------------ -----------------------------------------------------
SLOVAK REPUBLIC                                   Vseobecno Uverova Banka S.A.
                                                                   Bratislava
------------------------ -----------------------------------------------------
SLOVENIA                             Bank Austria Creditanstalt d.d. Ljubljana
                                                                     Ljubljana
------------------------ -----------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------ ---- ------------------------------------------------
SOUTH KOREA                                  The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                         Seoul
------------------------ ---- ------------------------------------------------
                                                       Standard Chartered Bank
                                                                        Seoul
------------------------ ---- ------------------------------------------------
SPAIN                                                           J.P. Morgan AG
                                                                     Frankfurt
------------------------ ---- ------------------------------------------------
SRI LANKA                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                       Colombo
------------------------ ---- ------------------------------------------------
SWEDEN                                                   Svenska Handelsbanken
                                                                     Stockholm
------------------------ ---- ------------------------------------------------
SWITZERLAND                                                            UBS AG
                                                                       Zurich
------------------------ ---- ------------------------------------------------
TAIWAN                                                    JPMorgan Chase Bank
                                                                       Taipei
------------------------ ---- ------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                        Taipei
------------------------ ---- ------------------------------------------------
THAILAND                                               Standard Chartered Bank
                                                                       Bangkok
------------------------ ---- ------------------------------------------------
TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                        Tunis
------------------------ ---- ------------------------------------------------
TURKEY                                                     JPMorgan Chase Bank
                                                                      Istanbul
------------------------ -----------------------------------------------------
*UKRAINE*                                                     ING Bank Ukraine
                                                                        Kiev
------------------------------------------------------------------------------
U.A.E.                                          The National Bank of Abu Dhabi
                                                                     Abu Dhabi
------------------------ -----------------------------------------------------
U.K.                                                 National Westminster Bank
                                                                        London
------------------------ -----------------------------------------------------
URUGUAY                                                        BankBoston, N.A
                                                                    Montevideo
------------------------ -----------------------------------------------------
U.S.A.                                                     JPMorgan Chase Bank
                                                                      New York
------------------------ -----------------------------------------------------
VENEZUELA                                                       Citibank, N.A.
                                                                      Caracas
------------------------ -----------------------------------------------------
VIETNAM                                      The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                              Ho Chi Minh City
------------------------ -----------------------------------------------------
ZAMBIA                                         Barclays Bank of Zambia Limited
                                                                        Lusaka
------------------------ -----------------------------------------------------
ZIMBABWE                                     Barclays Bank of Zimbabwe Limited
                                                                       Harare
------------------------ -----------------------------------------------------

Item 48

     Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 1

Fund Average Net Assets    Investor    Advisor   Institutional
Up to $1 billion                1.00%   0.75%      0.80%
$1 billion and over             0.90%   0.65%      0.70%

Series No. 2

Fund Average Net Ass      Investor  Advisor  Institutional  C Class
Up to $1 billion           1.10%    0.85%       0.90%       1.10%
$1 billion and over        1.00%    0.75%       0.80%       1.00%


Series No. 3
                           Investor   Advisor    Institutional   C Class
Fund Average Net Assets
Up to $1 billion           1.20%       0.95%         1.00%        1.20%
$1 billion and over        1.10%       0.85%         0.90%        1.10%








Series Number:  1

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class               2,504
         2.Dividends for a second class of open-end company shares
         Advisor Class                  375
         Institutional Class            175

73A) 1. Dividends from net investment income
         Investor Class             $0.0511
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0454
         Institutional Class        $0.0556

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                52,888
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                11,487
         Institutional Class          30,170


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.14
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $5.13
         Institutional Class        $5.14





Series Number:  2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class               4,805
         2.Dividends for a second class of open-end company shares
         Advisor Class                  982
         Institutional Class          1,010
         C Class                          2

73A) 1. Dividends from net investment income
         Investor Class             $0.0452
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0392
         Institutional Class        $0.0500

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                106,338
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                 31,600
         Institutional Class           34,931
         C Class                          188

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.65
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $5.65
         Institutional Class        $5.66
         C Class                    $5.64


Series Number:  3

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                 3,719
         2.Dividends for a second class of open-end company shares
         Advisor Class                    799
         Institutional Class              396
         C Class                            3

73A) 1. Dividends from net investment income
         Investor Class             $0.0715
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0573
         Institutional Class        $0.0828
         C Class                    $0.0155

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                55,193
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class               18,561
         Institutional Class          6,475
         C Class                        280

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.00
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $5.99
         Institutional Class        $6.01
         C Class                    $5.97